SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form 8-K/A

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 4, 1998


                       ALLIANCE SEMICONDUCTOR CORPORATION
             (Exact name of registrant as specified in its charter)

                                     0-22594
                            (Commission File Number)

          Delaware                                     77-0057842
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation)


                             3099 North First Street
                             San Jose, CA 95134-2006
             (Address of principal executive offices, with zip code)

                                 (408) 383-4900
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

         The Registrant hereby amends the following item of its Current Report on Form 8-K filed with the Securities and Exchange Commission on March 19, 1998:

           Item 7.  Financial Statements and Exhibits

               (a)  Financial statements of business acquired.

                    Not applicable.

               (b)  Pro forma financial information.

                    Not applicable.

               (c)  Exhibits.

                    10.1* Sale and Transfer Agreement dated as of March 4, 1998.


                    * Confidential treatment has been requested for a portion of this document. Confidential portions omitted have been filed separately with the Securities and Exchange Commission.


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


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ALLIANCE SEMICONDUCTOR
                                  CORPORATION



Date:  February 8, 1999          By:      /s/ David Eichler
                                     -------------------------------------------
                                     Vice President, Finance and Administration
                                     and Chief Financial Officer


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